SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

DATE OF Report (Date of earliest event reported)              AUGUST 14, 2000
                                                  ---------------------------


                              TekInsight.Com, Inc.

             (Exact Name of Registrant as Specified in its Charter)


Delaware                                    1-11568                   95-4228470
--------------------------------------------------------------------------------
(State or Other Jurisdiction              (Commission              (IRS Employer
   of Incorporation)                      File Number)       Identification No.)


         18881 Von Karman Avenue, Suite 250, Irvine, California            92612
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code                (949) 955-0078
                                                           ---------------------





             5 HANOVER SQUARE, 24TH Floor, New York, New York 10004
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.      ACQUISITIONS OR DISPOSITIONS

         We previously reported in our Form 8-K dated on August 14, 2000 that we acquired Data Systems Network Corporation by merging Data Systems with and into our wholly owned subsidiary, TekInsight Services, Inc. The aggregate consideration to be paid to Data Systems stockholders consisted of approximately 2,185,755 shares of TekInsight preferred stock based on an aggregate of 5,575,906 shares of common stock of Data Systems outstanding as of the effective time of the merger and an exchange ratio of 0.392 of a share of TekInsight preferred stock for each share of Data Systems common stock outstanding. In addition, we assumed 462,500 options and 50,000 warrants issued by Data Systems which were converted into the right to acquire 181,300 and 19,600 shares of TekInsight preferred stock, respectively. Finally, as a result of the merger, TekInsight Services assumed, and TekInsight agreed to guaranty, Data Systems' existing credit facility with Foothill Capital Corporation. As of June 30, 2000, approximately $3,700,000 was outstanding under the credit facility.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A)          FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

             Consolidated audited balance sheets of Data Systems as of December 31, 1999 and 1998 and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1999, 1998 and 1997 are incorporated herein by reference to TekInsight's Registration Statement, Amendment No. 1, on Form S-4 dated July 13, 2000 (No. 333-36044).

             Consolidated unaudited balance sheets of Data Systems as of March 31, 2000 and the related statements of operations, changes in stockholders' equity and cash flows for the periods ended March 31, 2000 and 1999 are also incorporated herein by reference to TekInsight's Registration Statement, Amendment No. 1, on Form S-4 dated July 13, 2000 (No. 333-36044).

             Consolidated unaudited balance sheets of Data Systems as of June 30, 2000 and the related statements of operations, changes in stockholders' equity and cash flows for the periods ended June 30, 2000 and 1999 are incorporated herein by reference to Data Systems' Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(B)          PRO FORMA FINANCIAL INFORMATION

             Unaudited  pro  forma   consolidated   financial   information   of
             TekInsight relating to the Data Systems acquisition is attached hereto as Exhibit 99.4.

(C)          EXHIBITS

             See Exhibit Index.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        October 27, 2000                              TEKINSIGHT.COM, INC.


                                                      By:/s/ Arion Kalpaxis
                                                             Arion Kalpaxis
                                                         Chief Operating Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                              EXHIBIT NAME
     ------                                 ------------
      23.1          Consent of Grant Thornton LLP.  Filed herewith.

      23.2          Consent of Plante & Moran, LLP. Filed herewith.

      99.1 Consolidated audited balance sheets of Data Systems as of December 31, 1999 and 1998 and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1999, 1998 and 1997. (Incorporated herein by reference to TekInsight's Registration Statement, Amendment No. 1, on Form S-4 dated July 13, 2000 (No.333-36044).

      99.2 Consolidated audited balance sheets of Data Systems as of March 31, 2000 and the related statements of operations, changes in stockholders' equity and cash flows for the periods ended March 31, 2000 and 1999.(Incorporated herein by reference to TekInsight's Registration Statement, Amendment No. 1, on Form S-4 dated July 13, 2000 (No. 333-36044).

      99.3 Consolidated unaudited balance sheets of Data Systems as of June 30, 2000 and the related statements of operations, changes in stockholders' equity and cash flows for the periods ended June 30, 2000 and 1999. Incorporated herein by reference to Data Systems'Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

      99.4 Unaudited pro forma consolidated financial information of TekInsight relating to the Data Systems acquisition. Filed herewith.

                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Report on Form 8-K of our report dated February 14, 2000 relating to the financial statements of Data Systems Network Corporation, which appear in the Joint Proxy Statement/Prospectus contained in Amendment No. 1 to the Registration Statement on Form S-4 (registration no. 333-36044) of TekInsight.Com, Inc.

                                                     /s/   GRANT THORNTON LLP


October 27, 2000
Southfield, Michigan

                                  EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby  consent to the  incorporation  by reference in this Current Report on
Form 8-K of our report dated August 20, 1998 relating to the financial statements and schedules of Data Systems Network Corporation, which appear in the Joint Proxy Statement/Prospectus contained in Amendment No. 1 to the Registration Statement on Form S-4 (registration no. 333-36044) of TekInsight.Com, Inc.

                                                       /s/   PLANTE & MORAN, LLP
                                                             PLANTE & MORAN, LLP

October 27, 2000
Southfield, Michigan

                                  EXHIBIT 99.4

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
         FINANCIAL INFORMATION OF TEKINSIGHT.COM, INC. AND SUBSIDIARIES


         The accompanying unaudited pro forma condensed financial statements have been prepared to show the effects of the August 14, 2000 acquisition of Data Systems by TekInsight. The pro forma information is based upon the aggregate merger consideration being $12.5 million.

         The merger consideration consisted of the issuance of Series A preferred stock in exchange for all of the common stock of Data Systems. The acquisition is accounted for as a purchase.

         The following unaudited pro forma consolidated balance sheet presents the pro forma financial position of TekInsight at June 30, 2000 as if the acquisition of Data Systems had occurred on such date. Included is an adjustment to record the elimination of Data Systems' previous shares and the issuance of TekInsight's shares of Series A preferred stock to former shareholders of Data Systems.

         The unaudited pro forma consolidated statements of operations for the year ended June 30, 2000, reflect the combined results of TekInsight and Data Systems as if the acquisition had occurred on July 1, 2000.

         The unaudited pro forma consolidated statements of operations do not necessarily represent actual results that would have been achieved had the companies been together as of July 1, 2000, nor may they be indicative of future operations. These unaudited pro forma consolidated financial statements should be read in conjunction with TekInsight's and Data Systems' historical financial statements and notes thereto.

                      TekInsight.com, Inc. and Subsidiaries

                        Unaudited Pro Forma Balance Sheet

                               as of June 30, 2000

                                     Assets

                                                                                           PRO FORMA ADJUSTMENTS
                                                                                           ---------------------
                                        TekInsight          Data Systems       Total         Debit       Credit            Pro Forma

CURRENT ASSETS
Cash                                    $3,960,963           $1,370,335      $5,331,298               (1)$250,000         $5,081,298
Accounts receivable, net allowance for
 doubtful accounts of $123,500 and
 $170,000,  respectively                   348,835            7,133,298       7,482,133                                    7,482,133

Inventories                                      -              551,943         551,943                                      551,943

Prepaid expenses                           310,047                    -         310,047                                      310,047

Notes receivable - other                         -               50,000          50,000                                       50,000

Refund receivable                           70,000                    -          70,000                                       70,000

Other current assets                             -            1,099,473       1,099,473                                    1,099,473

                                   ---------------      ---------------    ------------                                  -----------
    TOTAL CURRENT ASSETS                 4,689,845           10,205,049      14,894,894                                   14,644,894

LONG-TERM NOTES RECEIVABLE               1,800,000                    -       1,800,000                                    1,800,000

INVESTMENTS - Marketable Securities      3,629,418                    -       3,629,418                                    3,629,418

PROPERTY AND EQUIPMENT, net
   of accumulated depreciation of
   $79,721 and $2,821,949,
   respectively                            111,635            1,199,846       1,311,481                                    1,311,481

INTANGIBLE ASSETS, net of
   amortization of $12,786 and
   $642,688, respectively                1,147,620            2,747,320       3,894,940 (1)11,806,097                     15,701,037

CAPITALIZED SOFTWARE, net                1,100,977                    -       1,100,977                                    1,100,977

DEPOSITS AND OTHER ASSETS                   45,658              258,929         304,587                                      304,587

                                    ---------------     ---------------   -------------   -----------   ----------    --------------
                                       $12,525,153          $14,411,144     $26,936,297   $11,806,097    $250,000        $38,492,394
                                    ==============      ===============   =============   ===========   ==========    ==============





                   See notes to pro forma financial statements

                      TekInsight.com, Inc. and Subsidiaries
                        Unaudited Pro Forma Balance Sheet
                               as of June 30, 2000
                      Liabilities and Shareholders' Equity

                                                                                           PRO FORMA ADJUSTMENTS
                                                                                           ---------------------
                                    TEKINSIGHT              DATA SYSTEMS       TOTAL         DEBIT       CREDIT            PRO FORMA
                                    ----------              ------------  ----------       --------    ---------       -------------

CURRENT LIABILITIES
Accounts payable                    $  769,566                $6,549,069  $7,318,635                                     $7,318,635

Bank line of credit                          -                 3,666,845   3,666,845                                      3,666,845

Accrued expenses                       172,604                 1,883,351   2,055,955                                      2,055,955

Deferred interest                       10,710                         -      10,710                                         10,710

State audit reserves                 1,722,432                         -   1,722,432                                      1,722,432

Deferred maintenance revenue                                   1,367,976   1,367,976                                      1,376,976

Accrued termination costs, short-term  213,633                         -     213,633                                        213,633

                                    ---------------        --------------- ------------                             ----------------
    TOTAL CURRENT LIABILITIES        2,888,945                13,467,241  16,356,186                                     16,356,186

LONG-TERM NOTES PAYABLE,
   net of current portion               17,675                         -      17,675                                         17,675

STOCKHOLDERS' EQUITY
Preferred stock, $.0001 par value,
   10,000,000 shares authorized
   2,189,721 (pro forma) (1)                 -                         -           -                      (1) 219               219
Common stock, $.0001 par value,
   100,000,000 shares authorized,
   16,293,620 shares issued and outstanding
   as of June 30, 2000                   1,630                    55,589      57,219      (1)55,589                           1,630
Additional paid in capital          20,763,576                18,620,722  39,384,298  (1)18,620,722    12,499,781        33,263,357
Unrealized gain on securities          964,063                         -     964,063                                        964,063

Accumulated (deficit)              (12,110,736)              (17,732,408)(29,843,144)               (1)17,732,408       (12,110,736)
                                 --------------             ------------- ------------ ------------ -------------  -----------------
TOTAL STOCKHOLDERS' EQUITY           9,618,533                   943,903  10,562,436    18,676,311     30,232,408        22,118,533
                                 =============              ============= ============ ============ =============  =================


TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY            $12,525,153               $14,411,144 $26,936,297   $18,676,311    $30,232,408       $38,492,394
                                 =============              ============= ============ ============ =============  =================





                   See notes to pro forma financial statements

                      TekInsight.com, Inc. and Subsidiaries
            Unaudited Pro Forma Consolidated Statement of Operations
                        for the Year Ended June 30, 2000

                                                                                           PRO FORMA ADJUSTMENTS
                                                                                           ----------------------
                                    TEKINSIGHT              DATA SYSTEMS       TOTAL         DEBIT       CREDIT            PRO FORMA
                                    ----------              ------------  ----------       --------    ---------       -------------

REVENUES                            $1,962,405               $51,462,874 $53,425,279       $           $                $53,425,279
COST OF GOODS SOLD                   1,373,351                43,037,907  44,411,258                                     44,411,258

                                    ----------              ------------  ----------       --------    ---------       -------------
GROSS PROFIT                           589,054                 8,424,967   9,014,021                                      9,014,021
                                    ----------              ------------  ----------       --------    ---------       -------------

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES

 Selling, general and administrative 3,528,376                 9,743,947  13,272,323                                     13,272,323

 Research and development              275,805                               275,805                                        275,805

 Depreciation and amortization          43,362                   886,261     929,623   (1) 545,670                        1,475,293
                                    ----------              ------------  ----------       --------    ---------       -------------

TOTAL OPERATING EXPENSES             3,847,543                10,630,208  14,477,751       545,670                       15,023,421
                                    ----------              ------------  ----------       --------    ---------       -------------
OPERATING LOSS                      (3,258,489)               (2,205,241) (5,463,730)      545,670                       (6,009,400)

LOSS ON MARKETABLE SECURITIES       (1,191,213)                        -  (1,191,213)                                    (1,191,213)

RESERVE FOR UNCOLLECTABLE
NOTE RECEIVABLE                      (476,000)                         -    (476,000)                                      (476,000)

OTHER INCOME (EXPENSE)
    Interest income (expense)         432,983                   (511,908)    (78,925)                                       (78,925)

   Other income (expense)                   -                    649,532     649,532                                        649,532
                                    ----------              ------------  ----------       --------    ---------       -------------
LOSS FROM CONTINUING OPERATION
BEFORE INCOME  TAXES               (4,492,719)                (2,067,617) (6,560,336)       545,670                      (7,106,006)

INCOME TAX BENEFIT                    545,480                          -     545,480                                        545,480
                                    ----------              ------------  ----------       --------    ---------       -------------
LOSS CONTINUING OPERATIONS         (3,947,239)                (2,067,617) (6,014,856)       545,670                      (6,560,526)

DISCONTINUED OPERATIONS
    Loss from discontinued operations
    net of applicable income taxes   (28,671)                          -     (28,671)                                       (28,671)
                                    ----------              ------------  ----------       --------    ---------       -------------
TOTAL LOSS FROM
DISCONTINUED OPERATIONS              (28,671)                          -     (28,671)                                       (28,671)
                                    ----------              ------------  ----------       --------    ---------       -------------
 NET LOSS                         $(3,975,910)               $ (2,067,617)$(6,043,527)      $545,670                   $ (6,589,197)
                                    ==========              ============  ===========      ========    =========       =============
NET LOSS PER SHARE
   Continued                     $     (0.25)               $      (0.37) $        -                                    $      (.31)
                                    =========                ===========  ============                                 =============
   Discontinued                  $     (0.00)               $          -  $        -                                    $         -
                                    =========                ===========  ============                                  ============
NET LOSS PER SHARE
    -basic and diluted           $     (0.25)               $      (0.37) $        -                                    $     (0.31)
                                    =========                ===========  ============                                   ===========
WEIGHTED AVERAGE NUMBER OF
SHARES USED IN COMPUTATION        15,878,749                   5,523,506   5,447,700                                     21,326,449
                                   ==========                ===========  ============                                   ===========
NET LOSS                         $(3,975,910)               $ (2,067,617)$(6,043,527)                                   $(6,589,197)

OTHER COMPREHENSIVE LOSS, NET OF TAX
   Unrealized loss on available
      for sale securities         (1,482,446)                          -  (1,482,446)                                    (1,482,446)


COMPREHENSIVE  LOSS              $(5,458,356)                $(2,067,617)$(7,525,973)     $(545,670)                    $(8,071,643)
                                  ===========                ===========  ============    =========    =========         ===========

                   See notes to pro forma financial statements

                      TekInsight.Com, Inc. and Subsidiaries
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


         A. The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma consolidated balance sheet at June 30, 2000:

                  (1) To record the acquisition of all of the issued stock of Data Systems based upon the average market value of TekInsight common stock as quoted on the Nasdaq SmallCap Market for the 10 days immediately prior to the August 14, 2000 closing date of the merger was below $5.00 per share resulting in a purchase price of $12.5 million. Based upon the merger agreement exchange ratio taken in conjunction with the Series A preferred conversion ratio, the effective conversion ratio of the Series A preferred stock is .392 to one. The acquisition is accounted for as a purchase. Costs incurred as a result of the acquisition are approximately $250,000.

         B. The following pro forma adjustment is included in the accompanying unaudited pro forma consolidated statements of operations for the years ended June 30, 2000:

                  (1) To record the amount of amortized goodwill recognized in the one-year period. The impact of goodwill on a yearly basis is approximately $545,670. The goodwill is amortized over a twenty-year period.

         C. The weighted average number of shares used in the pro forma computation of net loss per share assumes the conversion of all of the Series A preferred shares issued to the shareholders of Data Systems into common stock of TekInsight.